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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 11, 2005






                                SPIRE CORPORATION
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             (Exact name of Registrant as specified in its charter)




      Massachusetts                 0-12742                   04-2457335
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(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)            File Number)          Identification Number)




One Patriots Park, Bedford, Massachusetts                          01730-2396
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(Address of principal executive offices)                           (Zip Code)





Registrant's telephone number, including area code:  781-275-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On February 11, 2005, Spire Corporation (the "Company") announced the promotion of Rodger W. LaFavre to Chief Operating Officer, supported by Dr. Christian Dufresne in the new position of Vice President, Corporate Planning.

        Additional information is set forth in Exhibit 99 to this Current Report on Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    Exhibit No.                        Description
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       99          News Release of the Company dated February 17, 2005








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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        SPIRE CORPORATION


Date:  February 17, 2005                By: /s/ Roger G. Little
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                                            Roger G. Little
                                            President, Chief Executive Officer
                                            and Chairman of the Board



























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                                  EXHIBIT INDEX


Exhibit                          Description
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  99          News Release of the Company dated February 17, 2005































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